Loans Payable	12 Months Ended
Mar. 31, 2023
Miscellaneous non-current liabilities [Abstract]
Loans Payable [Text Block]

14. Loans Payable

As part of the acquisition of Liv Eiendom AS and Kolos Norway AS ("the Norway Acquisition ") the Company assumed loans with a principal balance of $2,559,599 (NOK 20,915,000). The loans from the Norway Acquisition have been in default since March 2021.

On May 10, 2021, the Company sold the Norway subsidiary which included the loans. On March 31, 2021, as part of the sale of the net assets in Boden Technologies AB, the Company incurred a loan payable. The facility bears interest at the Swedish government borrowing rate plus 1% per annum and has a maturity date of December 31, 2035. Principal payment plus interest is payable annually. The loan payable is contingently forgiven based on a favourable ruling from the Swedish Tax Authority on the ongoing value tax assessment.

A continuity of the loan balances are as follows:

	Norway	Boden	Total
Balance - March 31, 2021	$3,172,089	$18,361,495	$21,533,584
Interest	25,133	172,804	197,937
Repayment	-	(1,259,778)	(1,259,778)
Foreign exchange movement	129,645	(1,582,182)	(1,452,537)
Sale of Norway subsidiary	(3,326,867)	-	(3,326,867)
Balance - March 31, 2022	-	15,692,339	15,692,339
Interest	-	223,119	223,119
Repayment	-	(1,271,535)	(1,271,535)
Foreign exchange movement	-	(1,565,875)	(1,565,875)
Balance - March 31, 2023	-	13,078,048	13,078,048
Less: Current portion	-	(1,224,102)	(1,224,102)
Non-current portion	$-	$11,853,946	$11,853,946